                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



        Date of Report (Date of Earliest Event Reported) October 25, 2002
                                                         ----------------

  Commission File           Registrant, State of Incorporation, Address                   I.R.S. Employer
       Number                    of Principal Executive Offices                               Number
                                      and Telephone Number
       1-8788               SIERRA PACIFIC RESOURCES                                        88-0198358
                            P.O. Box 10100 (6100 Neil Road)
                            Reno, Nevada 895-0400 (89511)
                            (775) 834-4011

       1-4698               NEVADA POWER COMPANY                                            88-0045330
                            6226 West Sahara Avenue
                            Las Vegas, Nevada 89146
                            (702) 367-5000

                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events
---------------------

     In connection with a private placement of long-term debt, Nevada Power Company (the "Company"), a wholly-owned subsidiary of Sierra Pacific Resources ("Resources"), has prepared an Offering Memorandum for distribution to the potential purchasers. The long-term debt issued in the private placement will not be registered under the Securities Act of 1933, as amended, and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Excerpts from this Offering Memorandum containing updated financial and other information regarding the Company and Resources are attached hereto as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a) Financial Statements of Businesses Acquired
         -------------------------------------------

         Not required

     (b) Pro forma financial information
         -------------------------------

         Not required

     (c) Exhibits
         --------

         99.1 Excerpts from the Offering Memorandum

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


                                             Sierra Pacific Resources
                                             ------------------------
                                             (Registrant)



Date: October 25, 2002                       By: /s/ John E. Brown
                                                 -------------------------
                                                 John E. Brown
                                                 Vice President and Controller


                                             Nevada Power Company
                                             --------------------
                                             (Registrant)



Date: October 25, 2002                       By: /s/ John E. Brown
                                                 -------------------------
                                                 John E. Brown
                                                 Vice President and Controller

                                  Exhibit Index
                                  -------------

     Exhibit 99.1 - Excerpts from Offering Memorandum